SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:

December 26, 2001

Export Funding Corporation
(Exact name of registrant as specified in its charter)

Delaware                  33-49560                 56-1782848
(State of other juris-         (Commission               (I.R.S. Employer
diction of incorporation)    Registration Number)   Identification Number)

Export Funding Corporation
Bank of America Corporate Center
100 N. Tryon Street
NC1007-07-01
Charlotte, North Carolina  28255
(704) 386-4032
	_______________________________________________________
	(Address of Registrant's principal executive office and Registrant's telephone number, including area code)

Item 5.  Other Events

		This Current Report on Form 8-K is being filed to file a copy of the semi-annual Servicer's Report, dated December 26, 2001, delivered to the
Trustee by the Servicer relating to the December 31, 2001 distribution by the
Trust on the Class A and Class B Certificates.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

               (a)  Not applicable.

               (b)  Not applicable.

               (c)  Exhibits:

		28.  Servicer's Report, dated December 26,2001.


	SIGNATURES

		Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




						EXPORT FUNDING CORPORATION



						By:	/s/Giancarlo Vestri
							 Giancarlo Vestri
							 Vice President


Dated: December 26,2001



	SIGNATURES

		Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


						EXPORT FUNDING CORPORATION



						By:	/s/Giancarlo Vestri
							 Giancarlo Vestri
							 Vice President


Dated: December 26, 2001
EXHIBIT INDEX


									Sequentially
 									Numbered
Exhibit No.		Description			Page

	28		Servicer's Report, dated
			December 26, 2001